                                                                  EXHIBIT 10.15


                           CLEARCOMMERCE CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT

                                 MARCH 6, 2000

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

1.   Purchase and Sale of Stock............................................... 1

     1.1   Sale and Issuance of Common Stock.................................. 1
     1.2   Closing; Closing Dates; Delivery................................... 1

2.   Representations and Warranties of the Company............................ 1

     2.1   Organization, Good Standing and Qualification...................... 2
     2.2   Capitalization and Voting Rights................................... 2
     2.3   Subsidiaries....................................................... 3
     2.4   Authorization...................................................... 3
     2.5   Valid Issuance of Common Stock..................................... 3
     2.6   Governmental Consents.............................................. 3
     2.7   Offering........................................................... 4
     2.8   Litigation......................................................... 4
     2.9   Employee Agreements................................................ 4
     2.10  Patents and Trademarks............................................. 4
     2.11  Compliance with Other Instruments.................................. 5
     2.12  Agreements; Action................................................. 5
     2.13  Related-Party Transactions......................................... 6
     2.14  Permits............................................................ 6
     2.15  Environmental and Safety Laws...................................... 7
     2.16  Disclosure......................................................... 7
     2.17  Registration Rights................................................ 7
     2.18  Corporate Documents................................................ 7
     2.19  Title to Property and Assets....................................... 7
     2.20  Financial Statements............................................... 7
     2.21  Changes............................................................ 8
     2.22  Tax Returns, Payments and Elections................................ 8
     2.23  Insurance.......................................................... 8
     2.24  Minute Books....................................................... 8
     2.25  Employee Matters................................................... 8
     2.26  Brokers............................................................ 9

3.   Representations and Warranties of the Investors.......................... 9

     3.1   Authorization...................................................... 9
     3.2   Purchase Entirely for Own Account.................................. 9
     3.3   Disclosure of Information.......................................... 9
     3.4   Investment Experience.............................................. 9
     3.5   Accredited Investor................................................10
     3.6   Restricted Securities..............................................10
     3.7   Further Limitations on Disposition.................................10
     3.8   Legends............................................................11

4.   Conditions of Investors' Obligations at Closing..........................11

                               TABLE OF CONTENTS
                                  (continued)
                                                                            Page
                                                                            ----


     4.1   Representations and Warranties.....................................11
     4.2   Performance........................................................11
     4.3   Compliance Certificate.............................................11
     4.4   Qualifications.....................................................12
     4.5   Proceedings and Documents..........................................12
     4.6   Investor Rights Agreement..........................................12

5.   Conditions of the Company's Obligations at Closing.......................12

     5.1   Representations and Warranties.....................................12
     5.2   Payment of Purchase Price..........................................12
     5.3   Qualifications.....................................................12
     5.4   Lockup.............................................................13

6.   Post-Closing Covenants...................................................13

     6.1   Use of Proceeds....................................................13

7.   Miscellaneous............................................................13

     7.1   Survival of Warranties.............................................13
     7.2   Successors and Assigns.............................................13
     7.3   Governing Law......................................................13
     7.4   Counterparts.......................................................13
     7.5   Titles and Subtitles...............................................13
     7.6   Notices............................................................14
     7.7   Finder's Fee.......................................................14
     7.8   Expenses...........................................................14
     7.9   Amendments and Waivers.............................................14
     7.10  Severability.......................................................14
     7.11  Aggregation of Stock...............................................15
     7.12  Entire Agreement...................................................15

EXHIBIT A  -   Schedule of Investors
EXHIBIT B  -   Schedule of Exceptions
EXHIBIT C  -   Addendum to Investor Rights Agreement
EXHIBIT D  -   Lockup Agreement

                           CLEARCOMMERCE CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is made as of March 6, 2000, by and among ClearCommerce Corporation, a Delaware corporation (the "Company"), and the investors, severally and not jointly, listed on Exhibit A hereto, each of which
                                                ---------
is herein referred to as an "Investor."

     THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   Purchase and Sale of Stock.
     --------------------------

     1.1  Sale and Issuance of Common Stock.
          ---------------------------------

          (a) On or prior to the Closing, the Company shall have authorized the sale and issuance to the Investors of the Common Stock (the "Securities").

          (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Common Stock set forth opposite such Investor's name on Exhibit A hereto for the IPO Price as defined in Exhibit A.
---------                                        ---------

     1.2  Closing; Closing Dates; Delivery.
          --------------------------------

          (a)  Closing.  The closing of the purchase and sale of the Common
               -------
Stock (the "Closing") and shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 8911 Capital of Texas Highway, Suite 3350, Austin, Texas. The Closing will take place at 8:00 a.m. central time on the date of the closing of a Qualified IPO (as defined below); provided that the Closing may occur at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Common Stock sold pursuant hereto mutually agree upon orally or in writing. If the Closing has not occurred on or prior to September 1, 2000, this Agreement shall terminate and the parties hereto shall be free from their respective obligations hereunder.

          (b)  Delivery.  At each Closing, the Company shall deliver to each
               --------
Investor a certificate representing the Common Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness, or any combination thereof.

2.   Representations and Warranties of the Company.
     ---------------------------------------------

     The Company hereby represents and warrants to each Investor that, except as set forth on Exhibit B (the "Schedule of Exceptions") furnished to each
             ---------
Investor, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

     2.1  Organization, Good Standing and Qualification.
          ---------------------------------------------

     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

     2.2  Capitalization and Voting Rights.
          --------------------------------

          (a) At the Closing, the authorized capital of the Company will consist of:

               (i)  Preferred Stock.  12,647,830 shares of preferred stock,
                    ---------------
par value $0.001 (the "Preferred Stock"), of which (i) three million one hundred forty-seven thousand eight hundred thirty (3,147,830) shares have been designated Series A Preferred Stock (the "Series A Preferred Stock"), all of which shares of Series A Preferred Stock are issued and outstanding; (ii) four million nine hundred thousand (4,900,000) shares have been designated Series B Preferred Stock (the "Series B Preferred Stock"), of which four million seven hundred six thousand one hundred ninety-six (4,706,196) shares are outstanding; and (iii) 4,600,000 shares have been designated Series C Preferred Stock, four million two hundred forty three thousand two hundred sixty-seven (4,243,267) of which are outstanding prior to the Closing.

               (ii) Common Stock.  20,000,000 shares of common stock, par
                    ------------
value $0.001 ("Common Stock"), of which 3,925,762 shares are issued and outstanding.

          (b)  INTENTIONALLY OMITTED.

          (c) The outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws, or pursuant to valid exemptions therefrom.

          (d) Except for (A) the conversion privileges of the Series A Preferred Stock, the Series B Preferred Stock and Series C Preferred Stock, (B) the rights provided in Section 3.4 of that certain Third Amended and Restated Investors' Rights Agreement dated December 31, 1999 (the "Investor Rights Agreement"), (C) currently outstanding warrants to purchase six hundred eighty thousand one hundred eighty-three (680,183) shares of Common Stock, (D) currently outstanding or committed options to purchase one million two hundred ninety-eight thousand nine hundred fourteen (1,298,914) shares of Common Stock granted to employees and other service providers pursuant to the Company's 1997 Stock Option Plan (the "Option Plan"), (E) currently outstanding warrants to purchase one hundred thirty thousand two hundred thirty-five (130,235) shares of the Company's Series B Preferred Stock, and (F) the rights granted under the Addendum to Third Amended and Restated Investors' Rights Agreement (the "Addendum"), there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the aforementioned options, the Company has reserved an additional 1,347,964 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Option Plan. Other than as set forth in Section 3.6 of the Investor Rights Agreement, the Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

     2.3  Subsidiaries.
          ------------

     The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

     2.4  Authorization.
          -------------

     All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Addendum, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement and the Addendum, constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies

     2.5  Valid Issuance of Common Stock.
          ------------------------------

     The Common Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Lockup Agreement (as defined below) and the Investor Rights Agreement and under applicable state and federal securities laws.

     2.6  Governmental Consents.
          ---------------------

     Other than filings which are required pursuant to federal or state securities laws, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

     2.7  Offering.
          --------

     Subject in part to the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Common Stock as contemplated by this Agreement are exempt from the registration requirements of the Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     2.8  Litigation.
          ----------

     There is no material action, suit, proceeding or investigation pending or, to the Company's knowledge, threatened against the Company that questions the validity of this Agreement, or the Addendum or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving (a) the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers or (b) negotiations by the Company with potential investors in the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or material investigation by the Company currently pending or that the Company intends to initiate.

     2.9  Employee Agreements.
          -------------------

     Each employee, officer and consultant of the Company has executed a Proprietary Information and Invention Assignment Agreement. The Company is not aware that any of its employees, officers or consultants is in violation thereof that could reasonably be expected to have a material adverse effect on the Company.

     2.10 Patents and Trademarks.
          ----------------------

     The Company has sufficient title, right to use and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, to the Company's knowledge, without any conflict with or infringement of the rights of others. The Schedule of Exceptions contains a complete list of patents and pending patent applications of the Company. Except for licenses of "prepackaged" software, and licenses of the Company's software in the ordinary course of business (those of which that are material are listed on the Schedule of Exceptions), there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as currently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as currently proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary in the conduct of its business to utilize any inventions of any of its employees made prior to their employment by the Company.

     2.11 Compliance with Other Instruments.
          ---------------------------------

     The Company is not in violation or default of any provision of its Certificate of Incorporation, as amended, or Bylaws, or of any instrument or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any judgment, order, writ or decree or any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the Addendum, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a material default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

     2.12 Agreements; Action
          ------------------

     Except for agreements explicitly contemplated hereby, since December 31, 1999:

          (a) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, stockholders, affiliates, or any affiliate thereof.

          (b) Other than contracts entered into in the ordinary course of business, there are no agreements, understandings, instruments, contracts, proposed transactions, or, to its knowledge, judgments, orders, writs or decrees, to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $25,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

          (c) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or Series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          (e) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Amended Certificate or Bylaws that materially adversely affects its business as now conducted or as currently proposed to be conducted, its properties or its financial condition.

     2.13 Related-Party Transactions.
          --------------------------

     No employee, officer, director or stockholder of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, directors or stockholders of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company.
No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company except as set forth in the Addendum.

     2.14 Permits.
          -------

     The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

     2.15 Environmental and Safety Laws. To its knowledge, the Company is not in
          -----------------------------
violation of any applicable statute, law or regulation relating to the environment or occupational health and safety which could have a material adverse effect on the Company, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation

     2.16 Disclosure.
          ----------

     The Company has fully provided each Investor with all the information pertaining to the Company that such Investor has requested for deciding whether to purchase the Common Stock neither this Agreement, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact concerning the Company or omits to state a material fact concerning the Company necessary to make the statements herein or therein not misleading.

     2.17 Registration Rights.
          -------------------

     Except as provided in the Addendum, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

     2.18 Corporate Documents.
          -------------------

     The Amended Certificate and Bylaws of the Company are, or will be at the Closing, in the form previously provided to special counsel for the Investors.

     2.19 Title to Property and Assets.
          ----------------------------

     The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

     2.20 Financial Statements.
          --------------------

     The Company has delivered to each Investor its audited financial statements (balance sheet and statement of operations) as of and for the year ended December 31, 1999 (the "Financial Statements"). The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise (individually or in the aggregate), other than (i) obligations and liabilities incurred in the ordinary course of business subsequent to December 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not materially adverse to the financial condition or operating results of the Company.

Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     2.21 Changes.
          -------

     Since December 31, 1999, no event or condition of any type has materially and adversely affected the business, properties, prospects or financial condition of the Company.

     2.22 Tax Returns, Payments and Elections
          -----------------------------------.

     The Company has filed all tax returns and reports (including information returns and reports) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated after December 31, 1996 as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

     2.23 Insurance.
          ---------

     The Company has in full force and effect fire and casualty insurance policies, with extended coverage, in customary amounts (subject to reasonable deductibles) and which the Company believes is sufficient for its business as conducted and as currently proposed to be conducted.

     2.24 Minute Books.
          ------------

     The copy of the minute books of the Company provided to the Investors contain minutes of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

     2.25 Employee Matters.
          ----------------

     The Company is not aware that any officer or key employee, or that any group of key employees, currently intends to terminate their employment with the Company. Except to the extent provided by law, the employment of each officer and employee of the Company is terminable at the will of the Company.

     2.26 Brokers.
          -------

     The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement. The Company may be obligated to pay an advisor fee, and the Company hereby indemnifies the Investors as to such fee.

3.   Representations and Warranties of the Investors.
     -----------------------------------------------

     Each Investor hereby represents and warrants that:

     3.1  Authorization.
          -------------

     Such Investor has full power and authority to enter into this Agreement and the Addendum, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     3.2  Purchase Entirely for Own Account.
          ---------------------------------

     This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that, except as set forth herein, the Common Stock to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that, except as set forth herein, such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

     3.3  Disclosure of Information.
          -------------------------

     Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock.
Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

     3.4  Investment Experience.
          ---------------------

     Such Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Common Stock.

     3.5  Accredited Investor.
          -------------------

     Such Investor is an "accredited investor" within the meaning of paragraph
(a)(3), (7) or(8) Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

     3.6  Restricted Securities.
          ---------------------

     Such Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     3.7  Further Limitations on Disposition.
          ----------------------------------

     Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investor Rights Agreement; provided that this Section and such agreement will not be necessary if:

     (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

     (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act.

     (c) Notwithstanding the provisions of Paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership or trust to a partner a beneficiary of such partnership or trust or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner a beneficiary to his or her spouse or to the siblings, lineal descendants or ancestors of such partner a beneficiary or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

     3.8  Legends.
          -------

     It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

          (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

          (b) Any legend required by state securities laws or any other applicable jurisdiction.

          (c)  Any legend required by the Investor Rights Agreement.

4.   Conditions of Investors' Obligations at Closing.
     -----------------------------------------------

     The obligations of each Investor under subsection 1.1(c) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

     4.1  Representations and Warranties.
          ------------------------------

     The representations and warranties of the Company contained in Section 2 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

     4.2  Performance.
          -----------

     The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     4.3  Compliance Certificate.
          ----------------------

     The President of the Company shall deliver to each Investor at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since the date of the Financial Statements.

     4.4  Qualifications.
          --------------

     All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     4.5  Proceedings and Documents.
          -------------------------

     All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request. This may include, without limitation, good standing certificates and certification by the Company's Secretary regarding the Company's Amended Certificate and Bylaws and Board of Director and stockholder resolutions relating to this transaction.

     4.6  Investor Rights Agreement.
          -------------------------

     The Company, the Consenting Holders and each Investor shall have entered into the Addendum in the form attached hereto as Exhibit C providing the
                                                 ---------
Investor with "piggyback" registration rights on parity with the existing holders of registration rights.

5.   Conditions of the Company's Obligations at Closing.
     --------------------------------------------------

     The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

     5.1  Representations and Warranties.
          ------------------------------

     The representations and warranties of the Investors contained in Section 3 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

     5.2  Payment of Purchase Price.
          -------------------------

     Each Investor shall have delivered the purchase price specified in Section
1.1 (c).

     5.3  Qualifications.
          --------------

     All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     5.4  Lockup.
          ------

     Each Investor shall have executed and delivered to the Company the form of Lockup Agreement attached hereto as Exhibit D.
                                    ---------

6.   Post-Closing Covenants.
     ----------------------

     6.1  Use of Proceeds.
          ---------------

     The Company agrees to use the investment proceeds from each Investor for working capital purposes or to otherwise finance the anticipated growth of the Company.

7.   Miscellaneous.
     -------------

     7.1  Survival of Warranties.
          ----------------------

     The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one year and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

     7.2  Successors and Assigns.
          ----------------------

     Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     7.3  Governing Law.
          -------------

     This Agreement shall be governed by and construed under the laws of the State of Texas without giving effect to any choice of law or conflict of law provision.

     7.4  Counterparts.
          ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.5  Titles and Subtitles.
          --------------------

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.6  Notices.
          -------

     Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given if received, upon receipt, and otherwise upon personal delivery to the party to be notified, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     7.7  Finder's Fee.
          ------------

     Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.

     The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     7.8  Expenses.
          --------

     Irrespective of whether the Closing is effected, the parties shall pay all costs and expenses that they incur with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     7.9  Amendments and Waivers.
          ----------------------

     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a two-thirds of the Common Stock issuable or issued upon conversion of the Common Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

     7.10 Severability.
          ------------

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

     7.11 Aggregation of Stock.
          --------------------

     All shares of the Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     7.12 Entire Agreement.
          ----------------

     This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              COMPANY:

                              CLEARCOMMERCE CORPORATION

                              By: /s/ MICHAEL S. GRAJEDA
                                  ---------------------------------------------
                                  Michael S. Grajeda, Chief Financial Officer






                  SIGNATURE PAGE TO CLEARCOMMERCE CORPORATION
                        COMMON STOCK PURCHASE AGREEMENT

                              INVESTORS:

                              CARDSERVICE INTERNATIONAL, INC.,
                              a California corporation

                              By:     /s/ CAESAR BERGER
                                      ----------------------------------------
                              Name:   /s/ Caesar Berger
                                      ----------------------------------------
                              Title:  Senior Vice President
                                      ----------------------------------------

                              THE BURTZLOFF FAMILY TRUST

                              By:  /s/ CHARLES BURTZLOFF, TRUSTEE
                                   -------------------------------------------
                                    Charles Burtzloff, Trustee





                  SIGNATURE PAGE TO CLEARCOMMERCE CORPORATION
                        COMMON STOCK PURCHASE AGREEMENT

                                   EXHIBIT A
                                   ---------

                             Schedule of Investors
                             ---------------------

                                  Number of Shares          Purchase Price
Investor                              Purchased                of Shares
--------                              ---------                ----------

Cardservice International, Inc.,          (1)                      (2)
A California corporation
Burtzloff Family Trust,
Charles Burtzloff-Trustee                 (1)                      (2)


(1) The Investors shall purchase an aggregate number of shares of Common Stock of the Company (the "Securities") equal to the lesser of (i) 10% of the total number of shares of Common Stock to be sold by the Company in its initial firm commitment underwriting pursuant to a registration statement filed with the Securities and Exchange Commission resulting in gross proceeds of at least $10 million and with a per share price of at least $17.67 (the "Qualified IPO") or
(ii) that number of shares of Common Stock which can be purchased at the IPO Price for a total of $6,000,000. The shares shall be allocated among the Investors at the Closing in such manner as shall be determined by the Investors in their discretion; provided, however, that the Investors hereby agree, subject to the terms of this Agreement, to purchase all of the Securities.

(2) The price per share of Common Stock of the Company in the Qualified IPO to the public (the "IPO Price").


To:  Cardservice International, Inc.
     26775 Malibu Hills Rd.
     Argoura Hills, CA 91301


Attn.: Donald Hedlund


With copies to:

     Burtzloff Family Trust
-----------------------------------
     c/o Charles Burtzloff
-----------------------------------
     Cardservice International
----------------------------------
     26775 Malibu Hills Rd.
-----------------------------------
     Argoura Hills, CA 91301
-----------------------------------

                                   EXHIBIT B
                                   ---------

                                   EXHIBIT C
                                   ---------

                                   EXHIBIT D
                                   ---------